Exhibit 4.4

Execution Version

SUPPLEMENTAL INDENTURE TO BE DELIVERED

ON THE BALLY ACQUISITION DATE

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of November 21, 2014, among Scientific Games International, Inc., a Delaware corporation (“SGI”), each of the Guarantors listed on the signature pages hereto (the “Supplemental Guarantors”) and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Indenture (as defined below).

W I T N E S S E T H

WHEREAS, SGMS Escrow Corp., a Delaware corporation (the “Escrow Issuer”) has heretofore executed and delivered to the Trustee an indenture dated as of November 21, 2014 (the “Initial Indenture” as supplemented by this Supplemental Indenture, the “Indenture”) relating to the Escrow Issuer’s 7.000% Senior Secured Notes due 2022 (the “Securities”);

WHEREAS, on the date hereof, the Escrow Issuer is merging with and into SGI, with SGI being the surviving Person of such merger and the Escrow Issuer ceasing to exist (the “Merger”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Supplemental Indenture mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

1.                                      ASSUMPTION OF OBLIGATIONS. Effective upon consummation of the Merger, the Company, pursuant to Article 5 of the Indenture, hereby expressly assumes and agrees to pay, perform and/or discharge when due each and every debt, obligation, covenant and agreement incurred, made or to be paid, performed or discharged by the Escrow Issuer under the Indenture and the Securities. The Company hereby agrees to be bound by all the terms, provisions and conditions of the Indenture and the Securities to which Escrow Issuer was theretofore bound and, as the Surviving Entity, shall succeed to, and be substituted for, and may exercise every right and power of, the Escrow Issuer under the Indenture and the Securities, and the Escrow Issuer is relieved of all of its obligations and duties under the Indenture and the Securities.

2.                                      AGREEMENT TO GUARANTEE. Each Supplemental Guarantor hereby agrees, jointly and severally with all other Supplemental Guarantors, and fully and unconditionally, to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Guarantee and in the Indenture including but not limited to Article 10 thereof.

3.                                      NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator, stockholder or controlling person of the Company or any Supplemental Guarantor, as such, shall have any liability for any obligations of the Company or any Supplemental Guarantor under the Securities, any Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

4.                                      NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

5.                                      COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

6.                                      EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction hereof.

7.                                      THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Supplemental Guarantors and the Company.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

SCIENTIFIC GAMES INTERNATIONAL, INC.

By:	/s/ Jack B. Sarno
	Name:	Jack B. Sarno
	Title:	Vice President, General Counsel and Secretary

SCIENTIFIC GAMES CORPORATION

By:	/s/ Jack B. Sarno
	Name:	Jack B. Sarno
	Title:	Vice President — Worldwide Legal Affairs and Corporate Secretary

BALLY TECHNOLOGIES, INC.

By:	/s/ Scott D. Schweinfurth
	Name:	Scott D. Schweinfurth
	Title:	President and Treasurer

CASINO ELECTRONICS, INC.

By:	/s/ Scott D. Schweinfurth
	Name:	Scott D. Schweinfurth
	Title:	Treasurer and Secretary

ALLIANCE HOLDING COMPANY

By:	/s/ Scott D. Schweinfurth
	Name:	Scott D. Schweinfurth
	Title:	Treasurer and Secretary

BALLY GAMING INTERNATIONAL, INC.

By:	/s/ Scott D. Schweinfurth
	Name:	Scott D. Schweinfurth
	Title:	Treasurer and Secretary

[Signature Page to the Supplemental Indenture (Secured Notes)]

SHFL PROPERTIES, LLC

By:	Bally Gaming, Inc., its sole member

By:	/s/ Scott D. Schweinfurth
	Name:	Scott D. Schweinfurth
	Title:	Treasurer and Secretary

SIERRA DESIGN GROUP

By:	/s/ Scott D. Schweinfurth
	Name:	Scott D. Schweinfurth
	Title:	Treasurer and Secretary

ARCADE PLANET, INC.

By:	/s/ Scott D. Schweinfurth
	Name:	Scott D. Schweinfurth
	Title:	Treasurer and Secretary

WMS INDUSTRIES INC.

By:	/s/ Jack B. Sarno
	Name:	Jack B. Sarno
	Title:	General Counsel and Secretary

WMS GAMING INC.

By:	/s/ Jack B. Sarno
	Name:	Jack B. Sarno
	Title:	General Counsel and Secretary

WMS INTERNATIONAL HOLDINGS INC.

By:	/s/ Jack B. Sarno
	Name:	Jack B. Sarno
	Title:	General Counsel and Secretary

PHANTOM EFX, LLC

By:	/s/ Jack B. Sarno
	Name:	Jack B. Sarno
	Title:	Manager

[Signature page to the Supplemental Indenture (Secured Notes)]

LENC-SMITH INC.

By:	/s/ Jack B. Sarno
	Name:	Jack B. Sarno
	Title:	General Counsel and Secretary

WILLIAMS ELECTRONICS GAMES, INC.

By:	/s/ Jack B. Sarno
	Name:	Jack B. Sarno
	Title:	General Counsel and Secretary

WMS FINANCE INC.

By:	/s/ Jack B. Sarno
	Name:	Jack B. Sarno
	Title:	General Counsel and Secretary

LENC SOFTWARE HOLDINGS LLC

By:	/s/ Jack B. Sarno
	Name:	Jack B. Sarno
	Title:	Manager

WILLIAMS INTERACTIVE LLC

By:	/s/ Jack B. Sarno
	Name:	Jack B. Sarno
	Title:	Manager

SG GAMING NORTH AMERICA, INC.

By:	/s/ Jack B. Sarno
	Name:	Jack B. Sarno
	Title:	Vice President and Secretary

SCIENTIFIC GAMES PRODUCTS, INC.

By:	/s/ Jack B. Sarno
	Name:	Jack B. Sarno
	Title:	Vice President and Secretary

[Signature page to the Supplemental Indenture (Secured Notes)]

MDI ENTERTAINMENT, LLC

By:	Scientific Games International, Inc., its sole manager

By:	/s/ Jack B. Sarno
	Name:	Jack B. Sarno
	Title:	Vice President, General Counsel and Secretary

SCIENTIFIC GAMES SA, INC.
By:	/s/ Jack B. Sarno
	Name:	Jack B. Sarno
	Title:	General Counsel and Secretary

SCIPLAY INC.

By:	/s/ Jack B. Sarno
	Name:	Jack B. Sarno
	Title:	Vice President and Secretary

SCIENTIFIC GAMES NEW JERSEY, LLC

By: Scientific Games International, Inc., its sole member

By:	/s/ Jack B. Sarno
	Name:	Jack B. Sarno
	Title:	Vice President, General Counsel and Secretary

SCIENTIFIC GAMES PRODUCTIONS, LLC

By:	SG Gaming North America, Inc., its sole member

By:	/s/ Jack B. Sarno
	Name:	Jack B. Sarno
	Title:	Vice President and Secretary

[Signature page to the Supplemental Indenture (Secured Notes)]

BALLY GAMING, INC.

By:	/s/ Scott D. Schweinfurth
	Name:	Scott D. Schweinfurth
	Title:	Treasurer and Secretary

BALLY GAMING GP, LLC

By:	Bally Gaming, Inc., its sole member

By:	/s/ Scott D. Schweinfurth
	Name:	Scott D. Schweinfurth
	Title:	Treasurer and Secretary

BALLY GAMING LP, LLC

By:	Bally Gaming, Inc., its sole member

By:	/s/ Scott D. Schweinfurth
	Name:	Scott D. Schweinfurth
	Title:	Treasurer and Secretary

BALLY PROPERTIES EAST, LLC

By:	Bally Gaming, Inc., its sole member

By:	/s/ Scott D. Schweinfurth
	Name:	Scott D. Schweinfurth
	Title:	Treasurer and Secretary

BALLY PROPERTIES WEST, LLC

By:	Bally Gaming, Inc., its sole member

By:	/s/ Scott D. Schweinfurth
	Name:	Scott D. Schweinfurth
	Title:	Treasurer and Secretary

COMPUDIGM SERVICES, INC.

By:	/s/ Scott D. Schweinfurth
	Name:	Scott D. Schweinfurth
	Title:	Treasurer and Secretary

[Signature page to the Supplemental Indenture (Secured Notes)]

SCIENTIFIC GAMES DISTRIBUTION, LLC

By:SG Gaming North America, Inc., its sole member

By:	/s/ Jack B. Sarno
	Name:	Jack B. Sarno
	Title:	Vice President and Secretary

[Signature page to the Supplemental Indenture (Secured Notes)]

THE TRUSTEE:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	Deutsche Bank National Trust Company

By:	/s/ Wanda Camacho
	Name:	Wanda Camacho
	Title:	Vice President

By:	/s/ RODNEY GAUGHAN
	Name:	RODNEY GAUGHAN
	Title:	VICE PRESIDENT

[Signature Page to the Supplemental Indenture (Secured Notes)